POLARIS GLOBAL VALUE FUND

Two Portland Square
Portland, Maine 04101

ACCOUNT INFORMATION AND
SHAREHOLDER SERVICING:
         Forum Shareholder Services, LLC
         Two Portland Square
         Portland, Maine 04101
         888-263-5594
         http://www.polariscapital.com
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Prospectus                                                    September 15, 1998
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This Prospectus  offers shares of Polaris Global Value Fund (the "Fund"),  which is a diversified portfolio of Forum Funds (the "Trust"), an open-end, management investment company. The investment objective of the Fund is to seek capital appreciation. The Fund seeks its objective by investing primarily in a portfolio of equity securities of issuers worldwide. Fund shares are offered to investors without any sales charge.

This Prospectus sets forth concisely the information concerning the Fund and the Trust that a prospective investor should know before investing. The Trust has filed a Statement of Additional Information dated May 5, 1998, as may be amended from time to time, that contains more detailed information about the Fund and the Trust with the Securities and Exchange Commission (the "SAI"). The SAI is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of the SAI without charge by contacting Shareholder Servicing at the address or phone number listed above. The Securities and Exchange Commission also maintains a Web site (http://www.sec.gov) that contains the Fund's Prospectus, SAI and certain other information regarding the Fund.

TABLE OF CONTENTS
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
Prospectus Summary..........................  2        Purchases and Redemptions of Shares.......... 11
Expenses of Investing in the Fund...........  2        Dividends and Tax Matters.................... 16
Performance Information.....................  3        Other Information............................ 17
Investment Objective, Policies and Risks....  4        Appendix..................................... A-1
Management..................................  9

    Investors should read this Prospectus and retain it for future reference.
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FUND  SHARES ARE NOT  OBLIGATIONS,  DEPOSITS  OR  ACCOUNTS  OF, OR  ENDORSED  OR
GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1.  PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to seek capital appreciation. The Fund seeks its objective by investing primarily in a portfolio of equity securities of issuers worldwide. See "Investment Objective and Policies."

MANAGEMENT

     Polaris Capital Management, Inc. (the "Adviser') is the Fund's investment adviser and makes investment decisions for the Fund. Forum Financial Services, Inc. ("FFSI") distributes the Fund's shares, and Forum Administrative Services, LLC ("FAdS") administers the Fund. See "Management."

PURCHASES AND REDEMPTIONS

         Fund shares are offered at the next-determined net asset value without a sales charge to investors who plan to invest a minimum of $2,500 in the Fund. Fund shares may be redeemed from the Fund without charge at their next-determined net asset value. See "Purchases and Redemptions of Shares."

DIVIDENDS

         Dividends representing the net investment income of the Fund are declared and paid at least annually. Any net capital gain realized by the Fund also is distributed annually. Dividends and distributions are reinvested in additional Fund shares unless a shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

CERTAIN RISK FACTORS

         There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value will fluctuate based upon changes in the value of its portfolio securities. The Fund invests in the securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investment in domestic securities. See "Investment Policies -- Foreign Securities." The Fund also may use leverage, which involves special risks and may involve speculative investment techniques. See "Additional Investment Policies - Techniques Involving Leverage." In addition, the futures and options strategies in which the Fund may engage involve additional risks. See
"Additional Investment Policies -- Futures and Options." The Fund is not intended to provide a complete or balanced investment program for all investors. The Adviser has no prior experience in advising mutual funds.

2.  EXPENSES OF INVESTING IN THE FUND

         The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. There are no transaction or sales charges associated with the purchase or redemption of Fund shares.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets after applicable fee waivers and expense reimbursements)

   Advisory Fees                                                        1.00%
   12b-1 Fees                                                           None
   Other Expenses (after expense reimbursements)                        0.75%
   ---------------------------------------------                        -----
   Total Fund Operating Expenses (after expense reimbursements)         1.75%

         The amounts of expenses are based on anticipated amounts projected for the Fund's first fiscal year ending May 31, 1999. The Adviser has voluntarily agreed to cap advisory fees so that Total Fund Operating Expenses through May 31, 1999 will not exceed 1.75%. Absent expense reimbursements during the year, the Investment Advisory Fees and Total Fund Operating Expenses are expected to be 1.0000% and 1.7515%, respectively. Fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various costs and expenses incurred in the Fund's operation, see "Management."

EXAMPLE

         The following is a hypothetical example that indicates the dollar amount of expenses an investor would pay assuming a $1,000 investment, a 5% annual return, reinvestment of all dividends and distributions and full redemption at the end of each period:

     1 YEAR             3 YEARS           5 YEARS          10 YEARS
     ------             -------           -------          --------
     $18                $55               $95              $206

         The example is based on the estimated expenses listed in Annual Fund Operating Expenses above. The 5% annual return is not a prediction of and does not represent the Fund's projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

3.  PERFORMANCE INFORMATION

         The Fund's performance may be quoted in advertising in terms of yield or total return. Performance calculations are based on the Fund's historical results and are not intended to indicate future performance.

         Yield is a way of showing the rate of income earned on the Fund's investments as a percentage of the Fund's share price. To calculate yield, the interest and dividend income the Fund has earned from its portfolio of investments for a 30-day period (net of expenses) is divided by the average number of shares entitled to receive dividends and expresses the result as an annualized percentage rate based on the Fund's share price at the beginning of the period.

         Total return shows the Fund's overall change in value, including changes in share price and assuming all the Fund's distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that these returns are not the same as actual year-by-year returns. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

---------------------------------------------------------------------------------------------------------------------

                         PERFORMANCE AS OF JUNE 30, 1998
                                                                                POLARIS GLOBAL VALUE FUND
                                                                                MSCI WORLD INDEX

                    [REPRESENTATION OF BAR GRAPH THAT COMPARES FUND PERFORMANCE TO MSCI WORLD INDEX.]

---------------------------------------------------------------------------------------------------------------------
                                1 YEAR                 3 YEAR                  5 YEAR             SINCE INCEPTION
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
FUND                            11.32%                 24.52%                  21.13%                 13.71%
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
MSCI WORLD INDEX                11.70%                 17.23%                  15.12%                  9.70%
------------------------ ---------------------- ---------------------- ----------------------- ----------------------


PRIOR TO JUNE 1, 1998, POLARIS CAPITAL MANAGEMENT, INC. MANAGED A LIMITED PARTNERSHIP WITH AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THE FUND. THE PERFORMANCE FOR THE FUND INCLUDES THE PERFORMANCE OF THE PREDECESSOR LIMITED PARTNERSHIP FOR THE PERIOD BEFORE IT BECAME A MUTUAL FUND ON JUNE 1, 1998. FOR PERIODS PRIOR TO JUNE 1, 1998, THE PERFORMANCE FIGURES INCLUDE THE EXPENSES FOR THE LIMITED PARTNERSHIP. FOR ALL PERIODS EXCEPT "SINCE INCEPTION," HAD THE FUND'S FIRST YEAR ESTIMATED EXPENSES BEEN USED, THE PERFORMANCE WOULD HAVE BEEN LOWER. THE LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED ("1940 ACT") NOR SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

INCLUDING THE LIMITED PARTNERSHIP PERFORMANCE, THE FUND'S AVERAGE ANNUAL TOTAL RETURN FOR THE 1-YEAR, 3-YEAR, 5-YEAR AND SINCE INCEPTION (JULY 31, 1989) PERIODS AS OF JUNE 30, 1998 WAS 11.32%, 24.52%, 21.13% AND 13.71%, RESPECTIVELY.
TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

RESULTS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

THE MSCI WORLD INDEX ("MSCI") MEASURES THE PERFORMANCE OF A DIVERSE RANGE OF GLOBAL STOCK MARKETS IN THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE MSCI IS UNMANAGED AND DOES INCLUDE THE REINVESTMENT OF DIVIDENDS, NET OF WITHHOLDING TAXES. IT IS NOT POSSIBLE TO INVEST IN ANY INDEX.

The Fund's advertisements may refer to ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or CDA/Weisenberger. In addition, the Fund's performance may be compared to recognized indices or market performance. Comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

4.  INVESTMENT OBJECTIVE, POLICIES AND RISKS

INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek capital appreciation. The Fund seeks its objective by investing primarily in a portfolio of equity securities of issuers worldwide. There is, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

         The belief that companies exist to generate cash flow for their owners drives the Adviser's investment philosophy. Using a unique three-step process, the Adviser's main objective is to identify companies with the most undervalued streams of sustainable cash flow.

         o The Adviser believes that country and industry factors are important influences on security prices. In order to identify companies priced low relative to comparable companies, the Adviser, as a first step, produces a ranking of country and industry value sectors. This ranking is achieved by evaluating the interaction of cash flow, inflation and interest rates, utilizing a proprietary investment model developed by the Adviser.

         o The Adviser also believes that normal security price fluctuations can undervalue a company's cash flow and assets. As the second step, using traditional valuation criteria, the Adviser regularly screens its database of more than 16,000 global companies to produce a list of approximately 500 companies that appear to have the greatest potential for undervalued streams of sustainable cash flow.

         o With the ranking of country and industry value sectors identified, the Adviser, as its third and final step, conducts rigorous fundamental research on the companies identified throughout the investment process. The Fund invests in a portfolio of 50-100 companies that pass the Fund's fundamental research criteria. Initial investments, in the companies purchased, typically are evenly weighted but will not necessarily remain so because the value of stocks will change. Most investments are generally held for three to five years. If, however, a company becomes valued less attractively than other companies on the Adviser's "watch-list," it may be sold and replaced by another company on the Adviser's watch-list. The Fund rebalances its portfolio securities infrequently, typically when these normal portfolio changes are made. The Adviser's watch-list consists of approximately 250 companies.

         COMMON STOCK. Common stock represents a share of ownership in a company, and usually carries voting rights and may earn dividends. Common stockholders are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors and, if applicable, preferred stockholders, are paid. Dividends on common stock are declared at the discretion of the issuer. Historically, common stocks have provided greater long-term returns and entailed greater short-term risks than other investment choices. The market value of all securities, including common stock, is based on the market's perception of value and not necessarily the book value of an issuer or other objective measure of the issuer's worth.

         FOREIGN SECURITIES. The Fund invests in the securities of foreign issuers, including issuers located in countries with emerging capital markets. These investments involve certain risks, such as exchange-rate fluctuations, political or economic instability of the issuer or the country of issue and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations denominated in U.S. dollars. Foreign securities and their markets may not be as liquid as domestic securities and their markets, and foreign brokerage commissions and custody fees are generally higher than those in the United States.

         While the Adviser currently intends to invest the Fund's assets in issuers located in at least 5 countries, there is no limit on the amount of the Fund's assets that may be invested in issuers located in any one country or region. To the extent that the Fund has concentrated its investments in issuers located in a single country or region, the Fund is more susceptible to factors adversely affecting the economy of that country or region than if the Fund were invested in a more geographically diverse portfolio.

         In addition, issuers of securities in foreign jurisdictions generally are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. Less information may be publicly available about a foreign company than about a domestic company and foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Securities registration, custody and settlements may in some instances be subject to delays and to legal and administrative uncertainties. To the extent that the Fund invests a portion of its assets in a particular region of the world, an investment in the Fund will be subject to certain risks to the extent that the economies and markets in a region are interrelated and are adversely affected in a similar manner by political, economic, and other events.

         Issuers of securities located in emerging markets may be especially susceptible to the risks set forth above with respect to foreign investments because the risks of political and economic instability are generally greater in emerging market countries, government supervision and regulation of exchanges and brokers in emerging market countries is frequently less extensive than in countries with developed markets and the securities markets in emerging market countries tend to be relatively small, with the majority of market-capitalization and trading volume concentrated in a limited number of companies representing a limited number of industries.

         The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

         The Fund's investments that are denominated in foreign currencies will be adversely affected by any decrease in the value of those currencies relative to the U.S. dollar. These changes will affect the Fund's net assets, distributions and income. Currently, it is not the Adviser's policy to hedge the foreign currency exposure associated with foreign investments. In the future, however, the Fund may use foreign currency forward contracts, foreign currency options, foreign currency futures contracts and options on those futures contracts to hedge against uncertainty in the level of foreign exchange rates. See the SAI for descriptions of these hedging practices.

ADDITIONAL INVESTMENT POLICIES

         The Fund's investment objective and fundamental investment limitations, as described in the SAI, may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. A majority of the Fund's outstanding voting securities means the lesser of 67% of the shares of the Fund present or represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Fund's investment policies is contained in the SAI.

         BORROWING. As a fundamental policy, the Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets. For purposes of this limitation, there is no limit on the following to the extent they are fully collateralized: (1) the delayed delivery of purchase securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; and (3) dollar-roll transactions.

         Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund's use of borrowed proceeds to make investments would subject the Fund to the risks of leveraging. The use of these techniques in connection with a segregated account may result in the Fund's assets being 100 percent leveraged. See "Additional Investment Policies - Techniques Involving Leverage."

         ILLIQUID SECURITIES. The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements and other securities not entitling the Fund to the payment of principal within seven days. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. The Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, the Fund might suffer a loss. Failure by the other party to deliver a security purchased by the Fund may result in a missed opportunity to make an alternative investment. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks. Repurchase agreements are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. Securities loans must be continuously secured by cash or securities issued or guaranteed as to principal and interest by the United States Government or by any of its agencies, instrumentalities or government-sponsored enterprises ("U.S. Government Securities") with a market value, determined daily, at least equal to the value of the Fund's securities loaned. When the Fund lends a security, it receives income from the borrower or from investing cash collateral. The Trust's custodian maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest and which consists of the types of securities in which the Fund may invest directly. The Fund may pay fees to arrange securities loans. The Fund will not lend portfolio securities in excess of 50% of the value of the Fund's total assets.

         DIVERSIFICATION AND CONCENTRATION. The Fund is diversified, as that term is defined in the 1940 Act. The Fund may not, with respect to 75% of its assets, purchase a security (other than a U.S. Government Security or a security of an investment company) if, as a result: (1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than l0% of the outstanding voting securities of any single issuer.

         As a fundamental policy, the Fund may not purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry. For purposes of determining industry concentration: (1) there is no limit on investments in U.S. Government Securities, repurchase agreements covering U.S. Government Securities, tax-exempt securities issued by the states, territories or possessions of the United States ("municipal securities") or foreign government securities; and (2) the Fund treats the assets of investment companies in which it invests as its own except to the extent that the Fund invests in other investment companies pursuant to Section 12(d)(l)(A) of the l940 Act.

         WARRANTS. The Fund may invest in warrants, which provide the holder the right to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. Warrants are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them and the prices of warrants do not necessarily correlate with the prices of the underlying securities. Holders of warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will limit its purchases of warrants to not more than 5% of the value of its total assets.

         SHORT SALES. The Fund may make short sales of securities that it does not own or have the right to acquire in anticipation of a decline in the market price for the security. When the Fund makes a short sale, the proceeds that it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor those sales.

         TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. The Fund may borrow for other than temporary or emergency purposes (including to purchase investment securities), sell securities short, lend its securities, enter into reverse repurchase agreements and purchase securities on a when-issued or forward commitment basis. Each of these transactions involves the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

         Leverage exists when the Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

         The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. Interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. If the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to sell securities at a time when fundamental investment considerations would not favor those sales.

         In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account cash and securities in accordance with Securities and Exchange Commission guidelines. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

         FUTURES AND OPTIONS. The Fund may seek to enhance returns by writing exchange-traded or over-the-counter covered call options or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. The Fund may write
(sell) covered put and call options and may buy put and call options on equity securities and stock indices, such as the Standard & Poor's 500 Stock Index. In addition, the Fund may buy or sell stock index futures contracts and may write covered options and buy options on those contracts. Definitions of these instruments may be found in Appendix A. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or futures contract or maintains liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

         The Fund will not hedge more than 25% of its total assets by selling futures contracts, buying put options and writing call options. In addition, the Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets.

         The Fund's use of options and futures contracts would subject the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities or currencies and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Fund invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are fixed income securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. The value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise, but is also influenced by the value of the underlying common stock. The Fund may only invest in convertible securities that are investment grade, that is, rated "Baa" or higher by Moody's Investor Service ("Moody's") or "BBB" or higher by Standard & Poor's. The Fund may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated investment grade security. Moody's indicates that securities rated "Baa" have speculative characteristics.

         TEMPORARY INVESTMENTS. It is the general policy of the Fund to be fully invested in accordance with its investment objective and policies. However, pending investment of cash balances or if the Adviser believes that business or financial conditions warrant, the Fund may invest without limit in cash or in investment-grade cash equivalents, including: (1) short-term U.S. Government Securities; (2) certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the securities in which the Fund may invest directly, and, subject to the limits of the Investment Company Act, other investment companies (including affiliates of the Fund) that invest in securities in which the Fund may invest. During periods when and to the extent that the Fund is invested in cash equivalents, it will not be pursuing its investment objective.

         PORTFOLIO TRANSACTIONS. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. This will increase the Fund's rate of turnover and will result in higher total brokerage costs for the Fund. The Adviser anticipates that the annual turnover in the Fund will not be in excess of 50%. An annual turnover rate of 50% would occur, for example, if one half of the securities in the Fund were replaced once in a period of one year.

         The Adviser has no obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Consistent with its policy of obtaining the best net results, the Fund's brokerage transactions may be conducted through certain affiliates of the Adviser. The Board has adopted policies to ensure that these transactions are reasonable and fair and that the commissions charged are comparable to those charged by non-affiliated qualified broker-dealers. The Adviser may effect transactions for the Fund through brokers who sell Fund shares.

YEAR 2000

         Like other mutual funds, financial and other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. The Adviser and the Trust's manager are taking steps to address the Year 2000 issue with respect to the computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

CORE AND GATEWAY(R)

         The Fund, upon future action by the Board of Trustees and notice to shareholders, may convert to a core and Gateway structure, in which the fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board of Trustees will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.

5.  MANAGEMENT

         The business of the Trust is managed under the direction of the Board. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

INVESTMENT ADVISER

         Under an investment advisory agreement with the Trust, Polaris Capital Management, Inc. serves as the Fund's investment adviser. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser receives an advisory fee that is accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

         The Adviser, which is located at 125 Summer Street, Boston, Massachusetts 02110, is registered as an investment adviser with the Securities and Exchange Commission and provides investment management services to pension plans, endowment funds and institutional and individual accounts. The Adviser has had no prior experience in advising mutual funds. As of June 30, 1998, the Adviser had approximately $70 million of assets under management and was controlled by Bernard R. Horn, Jr., president and chief portfolio manager of the Adviser since its organization in 1995.

     Mr. Horn has been portfolio manager of the Fund since the Fund's inception and, as such, is responsible for the day-to-day management of the Fund's portfolio. The ability of the Adviser to manage the Fund depends entirely on the services of Mr. Horn. Prior to his establishment of the Adviser, Mr. Horn was a portfolio manager and Investment Officer at MDT Advisers, Inc. Prior thereto, Mr. Horn was vice-president of Freedom Capital Management Corp. from 1990 to 1992 and the principal and founder of Horn & Company from 1980 to 1990.

ADMINISTRATION

         On behalf of the Fund, the Trust has entered into an Administration Agreement with FAdS. Under this agreement, FAdS is responsible for the supervision of the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay), providing the Trust with general office facilities, and providing persons satisfactory to the Board to serve as officers of the Trust. For these services, FAdS is entitled to receive a monthly fee at annual rates of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, with a $40,000 minimum fee per year. FAdS, in its sole discretion, may waive all or any portion of its fees.

         FAdS, which is located at Two Portland Square, Portland, Maine 04101, was organized under Delaware law on December 29, 1995 and, as of June 30, 1998, FAdS and FFSI provided management, administrative and distribution services to registered investment companies and collective investment funds with assets of approximately $38 billion.

DISTRIBUTOR

         Under a Distribution Agreement, FFSI acts as the distributor of the Fund's shares. FFSI acts as the agent of the Trust in connection with the offering of Fund shares. FFSI receives no compensation for its services under the Distribution Agreement. FFSI may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares. FFSI may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Fund shares. Investors purchasing shares of the Funds through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that it may charge. FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

SHAREHOLDER SERVICES PLAN

         The Trust has adopted a shareholder services plan (the "Plan") which provides that the Trust may obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this Plan, the Trust has authorized FAdS to enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by FSS. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

         Among the services  provided by the shareholder  servicing  agents are:
(1) aggregating and processing purchase and redemption orders and transmitting and receiving funds for shareholder orders; (2) answering customer inquiries regarding account matters; (3) assisting shareholders in designating and changing various account options; (4) transmitting, on behalf of the Trust, proxy statements, prospectuses and shareholder reports; (5) tabulating proxies;
(6) processing dividend payments and providing subaccounting services for Fund shares held beneficially; and (7) providing such other services as the Trust or a shareholder may request.

TRANSFER AGENT AND FUND ACCOUNTANT

         The Trust has entered into a Transfer Agency Agreement with Forum Shareholder Services, LLC ("FSS") under which FSS acts as the Fund's transfer agent and dividend disbursing agent. FSS maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any dividends or distributions that are reinvested in additional shares. FSS also performs other transfer agency functions and acts as dividend disbursing agent for the Trust. Forum Accounting Services, LLC ("FAcS") performs fund accounting services for the Fund, including determination of the Fund's net asset value. As of May 5, 1998, each of FAdS, FFSI, FSS and FAcS was controlled by John Y.
Keffer, President and Chairman of the Trust.

EXPENSES OF THE TRUST

         The Fund's expenses comprise Trust expenses attributable to the Fund, which are charged to the Fund, and those not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. The Adviser, FAdS and FSS may each elect to waive (or continue to waive) all or a portion of their fees. Fee waivers are voluntary and may be reduced or eliminated at any time. The Trust is responsible for all of its expenses, including: interest charges and taxes; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing shareholders; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; compensation of the Trust's trustees; compensation of the Trust's officers and employees who are not employees of the Adviser, FAdS or their respective affiliates and costs of other personnel performing services for the Trust; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; expenses incurred pursuant to state securities laws; the fees payable under the Advisory Agreement and the Administration Agreement; and any fees and expenses payable pursuant to the Plan. The Adviser has agreed to reimburse the Trust for certain of the Fund's operating expenses which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale.

6.  PURCHASES AND REDEMPTIONS OF SHARES

GENERAL

         PURCHASES. Investments in the Fund may be made by an investor either directly or through certain brokers and financial institutions of which the investor is a customer. All transactions in Fund shares are effected through FSS, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders.

         Fund shares may be purchased without a sales charge at their net asset value on any weekday except days when the New York Stock Exchange (the "Exchange") is closed, normally, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (a "Fund Business Day"). See "Other Information -- Determination of Net Asset Value."

         Fund shares are issued at a price equal to their net asset value per share next determined immediately after an order in proper form is received by FSS. The Fund's net asset value is calculated as of the close of the Exchange (normally, 4:00 p.m., Eastern time) on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted. The Trust and the Adviser reserve the right to reject any subscription for the purchase of Fund shares, including subscriptions by those deemed to be "market timers." "Market timers" generally include: market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

         REDEMPTIONS. Fund shares may be redeemed without charge on any Fund Business Day. There is no minimum period of investment and no restriction on frequency of redemptions. Redemptions are effected at a price equal to the net asset value per share next determined following receipt by FSS of the redemption order in proper form (and any supporting documentation that the transfer agent may require). Shares redeemed are not entitled to participate in dividends declared after the day on which a redemption becomes effective.

         Normally, redemption proceeds are paid the next Fund Business Day, but in any event within seven days, following acceptance of a redemption order in proper form by FSS. Redemption proceeds, however, are not paid unless any check used for investment has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing in the Fund through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder of record at his or her record address. Redemption rights may not be suspended nor may payment dates be postponed except when the Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the Securities and Exchange Commission.

         Redemption proceeds are normally paid in cash. Payments may be made wholly or partially in portfolio securities, however, if the Board determines that payment in cash would be detrimental to the best interests of the

Fund. The Trust may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90 day period.

         The Trust and FSS employ reasonable procedures to insure that telephone orders are genuine (which include recording certain transactions). If the Trust and FSS did not employ such procedures, either could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, the telephone redemption privilege may be difficult to implement. In the event that a shareholder is unable to reach FSS by telephone, these requests may be mailed or hand-delivered to FSS.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $2,500 ($2,000 for IRAs). Shareholders who wish to redeem shares by telephone or by bank wire must elect these options by properly completing the appropriate sections of their account application.

PURCHASE AND REDEMPTION PROCEDURES

         The following purchase and redemption procedures and shareholder services apply to investors who invest in the Fund directly. An investor may open an account by completing an account application which can be obtained by contacting FSS at the address on the first page of this Prospectus. For shareholder services described in this Prospectus but not referenced on the account application or to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from FSS.

         There is a $2,500 minimum for initial investments in the Fund and a $250 minimum for subsequent purchases, except for individual retirement accounts. See "Purchases and Redemptions of Shares -- Individual Retirement Accounts." Shareholders of record will receive from the Trust periodic statements listing account activity during a statement period.

INITIAL PURCHASE OF SHARES

     MAIL. Investors may send a check made payable to the Trust along with a completed account application to FSS at:

                             Polaris Global Value Fund
                             Two Portland Square
                             Portland, Maine  04101

         Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled, and the investor will be liable for any losses or fees incurred by the Trust, FSS or FFSI.

         BANK WIRE. To make an initial investment in the Fund using the fed wire system for transmittal of money among banks, an investor should first telephone FSS at 888-263-5594 or 207-879-0001 to obtain an account number for an initial investment. The investor should then instruct a member bank to wire the money immediately to:

                                    BankBoston
                                    Boston, Massachusetts
                                    ABA # 011000390
                                            For Credit to:
                                            Forum Shareholder Services, LLC
                                            Account # 541-54171
                                            Polaris Global Value Fund
                                            (Investor's Name)
                                            (Investor's Account Number)

         The investor should then promptly complete and mail the account application.

         Any investor planning to wire funds should instruct the bank early in the day so the wire transfer can be accomplished prior to 4:00 p.m., Eastern Standard Time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of federal funds.
The Trust does not charge investors for the receipt of wire transfers.

         THROUGH BROKERS AND OTHER FINANCIAL INSTITUTIONS. Shares may be purchased and redeemed through brokers and other financial institutions that have entered into sales agreements with FFSI. These institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Trust. The Trust is not responsible for the failure of any institution to promptly forward these requests or otherwise carry out its obligations to its customers.

         Investors who purchase shares through a financial institution may be charged a fee if they effect transactions in Fund shares through the institution and are subject to the procedures of their financial institution, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their financial institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase Fund shares in this manner may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealers are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by the Fund. Certain other institutions may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through an institution. These shareholders should contact their institution for further information. The Trust may confirm purchases and redemptions of an institution's customers directly to the institution, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the institution and its customers. The Trust is not responsible for the failure of any institution to carry out its obligations to its customers. Certain states permit Fund shares to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

SUBSEQUENT PURCHASES OF SHARES

         Subsequent purchases may be made by sending a bank wire or by mailing a check as indicated above. Shareholders using the wire system for subsequent purchases should first telephone the Fund at 888-263-5594 or FSS at 207-879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         AUTOMATIC INVESTMENT. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from FSS. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to FSS.

REDEMPTION OF SHARES

         Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received.

         REDEMPTION BY MAIL. Shareholders may make a redemption in any amount by sending a written request to FSS accompanied by any share certificate that was issued to the shareholder. All share certificates submitted for redemption must be signed by the shareholder with a signature guarantee. All written requests for redemption must be endorsed by the shareholder and, in come cases, must have a signature guarantee.
See "Purchases and Redemption Procedures - Other Redemption Matters."

         TELEPHONE REDEMPTION. A shareholder that has elected telephone redemption privileges may make a telephone redemption request by calling the Fund at 888-263-5594 or FSS at 207-879-0001. Shareholders must provide FSS with the shareholder's account number, the exact name in which the shares are registered, and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

         BANK WIRE REDEMPTION. For redemptions of more than $10,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by federal funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the next Fund Business Day after the redemption request in proper form is accepted by FSS.

         AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds are sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution that is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly or quarterly. Shareholders wishing to participate in this program may obtain the applicable forms from FSS. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to FSS.

         OTHER REDEMPTION MATTERS. To protect shareholders and the Fund against fraud, signatures on certain requests must have a signature guarantee. Requests must be made in writing and include a signature guarantee for any of the following transactions: (1) any endorsement on a share certificate; (2) written instruction to redeem shares whose value exceeds $50,000; (3) instructions to change a shareholder's record name; (4) redemption in an account in which the account address or account registration has changed within the last 30 days; (5) redemption proceeds to be sent to other than the address of record, preauthorized bank account, or preauthorized brokerage firm account; (6) redemption proceeds to be paid to someone other than the record owners or to an account with a different registration; or (7) change of automatic investment or redemption, dividend election, telephone redemption option election or any other option election in connection with the shareholder's account.

         Signature guarantees may be provided by any eligible institution acceptable to FSS, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed. A notarized signature is not sufficient.

         FSS may deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned as undeliverable for six months, unless FSS determines the shareholder's new address. When an account is deemed lost, all distributions on the account are reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to FSS will be reinvested, and the checks will be canceled.

INDIVIDUAL RETIREMENT ACCOUNTS

         A single Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts. The Fund may be a suitable investment for assets held in a traditional or Roth individual retirement account (collectively, "IRAs"). An IRA account application form may be obtained by contacting the Trust at 888-263-5594 or FSS at 207-879-0001. For a traditional IRA, generally, all contributions are tax-deductible, and investment earnings will be tax-deferred until withdrawn. The deduction on contributions to a traditional IRA is reduced, however, if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels. Contributions to a Roth IRA are not tax deductible, but generally investment earnings grow tax-free. Individuals may make IRA contributions of up to a maximum of $2,000 annually. The Fund's minimum initial investment for investors opening an IRA or investing through their own IRA is $2,000, and its minimum subsequent investment is $250.

         An employer may also contribute to an individual's IRA as part of a Savings Incentive Match Plan for Employees, or "SIMPLE plan," established after December 31, 1996. Under a SIMPLE plan, an employee may contribute up to $6,000 annually to the employee's IRA, and the employer must generally match such contributions up to 3% of the employee's annual salary. Alternatively, the employer may elect to contribute to the employee's IRA 2% of the lesser of the employee's earned income or $160,000.

         The foregoing discussion regarding IRAs is based on regulations in effect as of January 1, 1998 and summarizes only some of the important federal tax considerations generally affecting IRA contributions made by individuals or their employers. It is not intended as a substitute for tax planning. Investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes.

EXCHANGES

         Fund shareholders may exchange their shares for Investor shares of Daily Assets Government Fund, another series of the Trust that is a money market fund. A prospectus for Daily Assets Government Fund may be obtained by contacting FSS.

         The Trust does not charge for exchanges, and there is currently no limit on the number of exchanges you may make. The Trust reserves the right, however, to limit excessive exchanges by any shareholder and may impose a fee for excessive exchanges. Exchanges are subject to the fees charged by, and the limitations (including minimum investment restrictions) of Daily Assets Government Fund.

         Exchanges may only be made between identically registered accounts or by opening a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made.

         Under federal tax law, an exchange is treated as a redemption and a purchase. Accordingly, an investor may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the investor's basis in the shares at the time of the exchange transaction. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

         EXCHANGES BY MAIL. You may make an exchange by sending a written request to FSS accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with a signature guarantee. (See "Redemption of Shares - Other Redemption Matters.")

         EXCHANGE BY TELEPHONE. If you have elected telephone exchange privileges, you may make a telephone exchange request by calling FSS at 888-263-5594 or 207-879-0001 and providing the account number, the exact name in which the shareholder's shares are registered and your social security or taxpayer identification number.
(See "Redemption of Shares - Other Redemption Matters.")

7.  DIVIDENDS AND TAX MATTERS

DIVIDENDS

         Dividends of the Fund's net investment income are declared and paid at least annually. Any net capital gain realized by the Fund is distributed annually.

         Shareholders may choose either to have all dividends reinvested in additional Fund shares or received in cash or to have distributions of net capital gain reinvested in additional shares of the Fund and dividends of net investment income paid in cash. All dividends are treated in the same manner for federal income tax purposes whether received in cash or reinvested in shares of the Fund.

         Income dividends will be reinvested at the Fund's net asset value as of the last day of the period with respect to which the dividends are paid. Capital gain distributions will be reinvested at the net asset value of the Fund on the payment date for the distribution. All dividends and distributions are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash and may be made more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         TAXATION OF THE FUND. The Fund intends to qualify each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund will not be liable for federal income and excise taxes on the net investment income and capital gain distributed to its shareholders in accordance with the applicable provisions of the Code. The Fund intends to distribute all of its net income and net capital gains each year. Accordingly, the Fund should thereby avoid all federal income and excise taxes.

         SHAREHOLDER TAX MATTERS. Dividends paid by the Fund out of its net investment income (including realized net short term capital gain) are taxable to Fund shareholders as ordinary income. Two different tax rates apply to net capital gain - that is, the excess of net gain from capital assets held for more than one year over net losses from capital assets held for not more than one year. One rate (generally 28%) applies to net gain on capital assets held for more than one year but not more than 18 months ("mid-term gain"), and a second rate (generally 20%) applies to the balance of such net capital gain ("adjusted net capital gain"). Distributions of net capital gain will be treated in the hands of shareholders as mid-term gain to the extent designated by the Fund as deriving from net gain from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gain, regardless of how long a shareholder has held shares in the Fund. A portion of the Fund's dividends may qualify for the dividends received deduction available to corporations.

         If a shareholder holds shares for six months or less and during that period receives a distribution of net capital gain, any loss realized on the sale of the shareholder's shares during that six-month period would be deemed a long-term capital loss to the extent of the distribution.

         Any dividend or distribution received by a shareholder on Fund shares will have the effect of reducing the net asset value of the shareholder's shares by the amount of the dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

         Investment income received by the Fund from sources within foreign countries may be subject to foreign income or other taxes. Under certain circumstances, shareholders will be notified of their share of these taxes and will be required to include that amount as income. In that event, the shareholder may be entitled to claim a credit or deduction for those taxes.

         GENERAL. The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to a non-corporate shareholder unless the shareholder has certified in writing that the social security or tax identification number provided is correct and that the shareholder is not subject to backup withholding for prior underreporting to the Internal Revenue Service.

         Reports containing appropriate information with respect to the federal income tax status of the Fund's dividends and distributions paid during the year will be mailed to shareholders shortly after the close of each year.

8.  OTHER INFORMATION

BANKING LAW MATTERS

         Federal banking rules generally permit a bank or bank affiliate to act as investment adviser, transfer agent, or custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. FFSI believes that a bank or bank affiliate also may perform Processing Organization or similar services for the Trust and its shareholders without violating applicable federal banking rules. If a bank or bank affiliate were prohibited in the future from so acting, changes in the operation of the Trust could occur and a shareholder serviced by the bank or bank affiliate may no longer be able to avail itself of those services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the Fund as of the close of the Exchange on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board. Purchases and redemptions are effected at the net asset value next determined following the receipt of any purchase or redemption order as described under "Purchases and Redemptions of Shares."

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares. Currently the authorized shares of the Trust are divided into 23 separate series. The Fund reserves the right to reorganize as a separate registered investment company, as opposed to a series of the Trust, without shareholder approval. The Fund also reserves the right to invest in a master-feeder or fund-of-funds structure under the Investment Company Act or any rule or exemptive order thereunder without shareholder approval.

         On June 1, 1998, the Fund acquired substantially all of the assets of the Predecessor Partnership, a Massachusetts limited partnership, for which the Adviser served as the general partner and investment adviser. The Predecessor Partnership, which had an investment objective and policies substantially similar to those of the Fund, was organized in 1989.

         Each share of each fund of the Trust and each class of shares, as applicable, has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is required or appropriate under applicable law. Generally, shares are voted in the aggregate without reference to a particular fund or class, except if the matter affects only one fund or class or voting by fund or class is required by law, in which case shares will be voted separately by fund or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a fund is entitled to a pro rata share of all dividends and distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. Prior to the public offering of the Fund's shares, FAdS, the holder of the initial shares of the Fund, may be deemed to control the Fund.

                                    APPENDIX

         OPTIONS ON EQUITY SECURITIES (sometimes referred to as stock options) - A call option is a short-term contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer (seller) of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer (seller) of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period.

         OPTIONS ON STOCK INDICES - A stock index assigns relative values to the stocks included in the index, and the index fluctuates with changes in the market values of the stocks included in the index. Stock index options operate in the same way as the more traditional stock options except that exercises of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will receive and the writer will pay an amount based on the difference between the exercise price and the closing price of the stock index.

         FOREIGN CURRENCY OPTIONS - A foreign currency option operates in the same manner as an option on securities. Options on foreign currencies are primarily traded in the over-the-counter markets.

         STOCK INDEX FUTURES CONTRACTS - A stock index futures contract is a bilateral agreement under which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made.
Generally contracts are closed out prior to the expiration date of the contract.

         FOREIGN CURRENCY FUTURES CONTRACTS - A foreign currency futures contract is a bilateral agreement under which two parties agree to take or make delivery of a quantity of a foreign currency called for in a contract at a specified future time and at a specific price. Although these contracts call for delivery of or acceptance of the foreign currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS - Options on futures contracts are similar to stock options except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option in the future.





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         NO PERSON HAS BEEN  AUTHORIZED TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE SAI AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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                                      A-1

POLARIS GLOBAL VALUE FUND

                  PROSPECTUS

                  SEPTEMBER 15, 1998

[Logo]
POLARIS
CAPITAL MANAGEMENT, INC.